                                   SUPPLEMENT
                            DATED NOVEMBER 14, 2006
                       TO THE CLASS IA SHARES PROSPECTUS
         (INVESTMENT OPTIONS WITHIN UNION SECURITY VARIABLE ANNUITIES)
                               (THE "PROSPECTUS")
                   FOR HARTFORD HLS FUNDS, DATED MAY 1, 2006

This supplement amends the Prospectus of the Hartford HLS Funds dated May 1, 2006. The Prospectus is revised as follows effective November 13, 2006:

HARTFORD BLUE CHIP STOCK HLS FUND

(a) Under the heading "Hartford Blue Chip Stock HLS Fund" on page 6 of the Prospectus, the following paragraphs are inserted before the first full paragraph:

REPLACEMENT OF T. ROWE PRICE ASSOCIATES, INC. WITH HARTFORD INVESTMENT MANAGEMENT COMPANY AS SUB-ADVISER TO HARTFORD BLUE CHIP STOCK HLS FUND

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of Hartford Blue Chip Stock HLS Fund (the "Fund") approved a sub-advisory agreement (the "Agreement") between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"). Pursuant to the Agreement, to take effect on or about November 13, 2006, Hartford Investment Management will replace the Fund's current sub-adviser, T. Rowe Price Associates, Inc., and serve as sole sub-adviser to the Fund in managing the Fund's assets.

(b) On or about November 13, 2006, the Fund will no longer pursue its secondary investment goal of seeking current income. Accordingly, under the heading "Hartford Blue Chip Stock HLS Fund" on page 6 of the Prospectus, under the sub-heading "Investment Goal," the second sentence of this section is deleted.

(c) Also on or about November 13, 2006, because of the replacement of T. Rowe Price with Hartford Investment Management, the Fund's investment strategies, main risks and portfolio manager will change.

    (i) Accordingly, on the same page, under the sub-heading "Principal Investment Strategy," the first full paragraph is deleted and replaced with the following:

    The fund pursues its objectives by normally investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by Hartford Investment Management Company ("Hartford Investment Management"), the sub-adviser to the fund. Hartford Investment Management defines "blue-chip growth companies" as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. The characteristics Hartford Investment Management will focus on include each company's business, its management, its relative valuation and investors' reaction to the company.

    (ii) Also on the same page, under the sub-heading "Main Risks," the second full paragraph is deleted and replaced with the following:

    Hartford Investment Management's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock

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may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. As with all equity funds, the fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings.

    (iii) In addition under the sub-heading "Main Risks" on page 6 of the Prospectus, in the fourth paragraph, the words "T. Rowe Price's" are deleted and replaced with the words "Hartford Investment Management's."

    (iv) On page 7, under the sub-heading "Past Performance," the last sentence in the last paragraph that states "the fund has been managed by the same sub-adviser since its inception" is deleted.

    (v) In addition, on page 7, under the sub-heading "Past Performance," after the last full paragraph, the following paragraph is added:

Hartford Investment Management became a sub-adviser effective on or about November 13, 2006 and will measure the fund's performance against the Russell 1000 Growth Index. Performance information represents performance of T. Rowe Price.

    (vi) Also on page 7, in the table entitled "Average Annual Total Returns for Periods Ending 12/31/05," after the reference to the S&P 500 Index, the following is added:

                                                                       SINCE INCEPTION
                                                      1 YEAR  5 YEARS   (MAY 1, 1996)
--------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction for  5.26%   -3.58%         6.11% (2)
 fees, expenses and taxes)

(2)  Return is from 4/30/96

    (vii) On page 8, under the sub-heading "Sub-Adviser," the words "T. Rowe Price" are deleted and replaced with the words "Hartford Investment Management."

    (viii) Also on page 8, under the sub-heading "Portfolio Manager," the disclosure regarding Larry J. Puglia is deleted and replaced with the following:

     Hugh Whelan

       -   Executive Vice President of Hartford Investment Management since 2005

       -   Portfolio manager of the fund since November 2006

       - From 2001 until joining Hartford Investment Management Mr. Whelan was an investment professional at ING

(d) On page 95, under the heading "Other Investment Companies," the first full paragraph, beginning with "Blue Chip Stock HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds," is deleted in its entirety.

(e) On page 98, under the heading "The Investment Sub-Advisers," the first sub-heading is amended to add "Blue Chip Stock HLS Fund" at its beginning. In addition, the first full sentence under that sub-heading is amended to add "Blue Chip Stock HLS Fund" immediately before the words "High Yield HLS Fund."

(f) On the same page, the sub-heading "Blue Chip Stock HLS Fund" and the disclosure regarding T. Rowe Price is deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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                                   SUPPLEMENT
                            DATED NOVEMBER 14, 2006
             TO THE STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
            FOR HARTFORD HLS SERIES FUND II, INC., DATED MAY 1, 2006

This supplement amends the SAI for Hartford HLS Series Fund II, Inc. dated May 1, 2006. The SAI is revised as follows:

HARTFORD BLUE CHIP HLS FUND

(a) Under the heading "Investment Management Arrangements" on page 32 of the SAI, the following paragraphs are inserted after the first full paragraph:

REPLACEMENT OF T. ROWE PRICE ASSOCIATES, INC. WITH HARTFORD INVESTMENT MANAGEMENT COMPANY AS SUB-ADVISER TO HARTFORD BLUE CHIP STOCK HLS FUND

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of Hartford Blue Chip Stock HLS Fund (the "Fund") approved a sub-advisory agreement (the "Agreement") between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"). Pursuant to the Agreement, to take effect on or about November 13, 2006, Hartford Investment Management will replace the Fund's current sub-adviser, T. Rowe Price Associates, Inc., and serve as sole sub-adviser to the Fund in managing the Fund's assets. Hartford Investment Management is a wholly-owned subsidiary of the Hartford & an affiliate of HL Advisors.

(b) On page 35, in the paragraph immediately above the section entitled "Sub-Advisory Fees," the following sentence is inserted after the first sentence:

     "HL Advisors pays Hartford Investment Management the direct and indirect costs incurred in managing the Hartford Investment Management-advised HLS Fund."

(c) On page 35, under the heading "Sub-Advisory Fees," in the first sub-advisory fee table, the row regarding Blue Chip Stock HLS Fund is amended by replacing "T. Rowe Price" with "Hartford Investment Management" in the column entitled "Sub-Adviser," by deleting the Fund's average daily net asset breakpoints in the column entitled "Average Daily Net Assets," and by deleting the Fund's annual rates and inserting the words "At Cost" in the column "Annual Rate."

(d) On page 38, the sections of the SAI entitled "Other Accounts Managed by T. Rowe Price Associates, Inc.," "Conflicts of Interest Between the HLS Fund Sub-Advised by T. Rowe Price and Other Accounts" and "Compensation of T. Rowe Price Portfolio Managers" are all hereby deleted and replaced by the following:

OTHER ACCOUNTS MANAGED BY THE HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

    The following table lists the number and types of other accounts managed by Hartford Investment Management's portfolio manager and assets under management in those accounts as of September 30, 2006:

BLUE CHIP STOCK HLS FUND

                          REGISTERED
                          INVESTMENT
                           COMPANY      AUM      POOLED     AUM      OTHER      AUM
PORTFOLIO MANAGER          ACCOUNTS   ($ MIL)   ACCOUNTS  ($ MIL)   ACCOUNTS  ($ MIL)
--------------------------------------------------------------------------------------
Hugh Whelan                   9        $1,720      0        $0         5        $51

CONFLICTS OF INTEREST BETWEEN THE HLS FUND SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT AND OTHER ACCOUNTS

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of Blue Chip Stock HLS Fund. Portfolio managers make investment decisions for each portfolio, including Blue Chip Stock HLS Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of Blue Chip Stock HLS Fund, or make investment decisions that are similar to those made for Blue Chip Stock HLS Fund, both of which have the potential to adversely impact Blue Chip Stock HLS Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by Blue Chip Stock HLS Fund to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with Blue Chip Stock HLS Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with Blue Chip Stock HLS Fund's primary guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including Blue Chip Stock HLS Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

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The compensation package for portfolio managers (excluding the fundamental equity portfolio manager) consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. The benchmark(s) by which Blue Chip Stock HLS Fund's performance is measured for compensation purposes is the Russell 1000 Growth Index and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

The compensation package for the fundamental equity portfolio manager and other key contributors is composed of two parts -- a base compensation and a bonus. A portion of the bonus is deferred and will vest over three years. This bonus amount is reflective of the relative performance of the fund managed as well as the level of assets managed. The performance component is equity weighted between peer relative and benchmark relative returns over a rolling three-year period.

All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

EQUITY SECURITIES BENEFICIALLY OWNED BY THE HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGER

As of November 13, 2006 Mr. Whelan did not beneficially own any of the shares of Blue Chip Stock HLS Fund.

(e) In Appendix B, the T. Rowe Price Proxy Voting -- Policies and Procedures are hereby deleted and replaced with the following:

The HLS Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material

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conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.